UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 3, 2019

SPAR Group, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-27408 (Commission File No.)	33-0684451 (IRS Employer Identification No.)

333 Westchester Avenue, South Building, Suite 204, White Plains, NY	10604
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (248) 364-7727

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	SGRP	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company □

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. □

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

SPAR Group, Inc. ("SGRP", the "Corporation" or the "Registrant") has listed its shares of Common Stock (the "SGRP Stock") for trading through the Nasdaq Stock Market LLC ("Nasdaq") under the trading symbol "SGRP".

On September 2, 2019, the Board of Directors of the Corporation (the "Board") appointed Arthur H. Baer to the Board to fill the vacancy created by the retirement of Jack Partridge and appointed Mr. Baer to the Board's Audit, Compensation and Governance Committees and Special Subcommittee, all on the recommendation of its Governance Committee. On September 3, 2019, Mr. Baer agreed to become a director on SGRP's Board.

Mr. Baer received his undergraduate and MBA degrees from Columbia University. His professional career began as a Management Consultant with McKinsey & Company, a premier, worldwide business consulting organization. He left consulting to pursue operational experience as a senior executive at such diverse companies as Standard Brands, Northwest Industries, and Cablevision Systems. His last corporate position was as President of the $4 billion dollar Europe/Middle East/African operations for Arrow Electronics, Inc. For 20 years, he was also a Director and Audit Committee Chair for Seneca Foods, Inc., a multi-billion dollar international food company.

During his business career, Mr. Baer took a hiatus to become Dean of the College of Business and Administration at Drexel University in Philadelphia, bringing his business experience to the world of academia. After retiring from business, Mr. Baer began his political career as Town Mayor and County Executive in Columbia County New York. As County Executive he had administrative responsibility for over 30 County departments/agencies with over 1000 employees. Mr. Baer relocated to Beaufort County, South Carolina with his wife in 2016 and has become very active in the County's land conservation efforts.

SGRP's Governance Committee has determined that Mr. Baer will be an independent director as he (among other things) satisfies the applicable requirements under Nasdaq Rules, SEC Rules, and SGRP's governance documents and policies.

Possible Correction of Failure to Maintain the Required Majority Board Independence under Nasdaq Rules

As a result of Mr. Baer's appointment, SGRP now has 4 independent directors out of 7, and thus the Board now has a majority of independent directors. In addition to Mr. Baer, the independent directors are Mr. Arthur B. Drogue (Chairman of the Board and Chairman of the Governance Committee), Mr. R. Eric McCarthey (Chairman of the Audit Committee), and Jeffrey A. Mayer (Chairman of the Compensation Committee since August). However, as noted in previous SEC filings Mr. Mayer is excluded from voting on certain related party matters.

On July 25, 2019, following the May retirement of Jack Partridge, SGRP received a notification letter from Nasdaq stating that SGRP was no longer in compliances with the Board Independence Rule and the Audit Committee Composition Rule and that SGRP has until May 15, 2020, to correct those deficiencies. See SGRP's Current Report on Form 8-K as filed with the SEC on July 31, 2019.

SGRP is hopeful that the addition of Mr. Baer to SGRP's Board and Committees will cure those deficiencies.

However, as requested by Robert G. Brown and related parties (the "Brown Parties"), SGRP will be holding a special meeting in November 2019 to consider the removal of two independent directors, Mr. Arthur B. Drogue (Chairman of the Board and Chairman of the Governance Committee), and Mr. R. Eric McCarthey (Chairman of the Audit Committee). The Brown Parties together own more than 30% of SGRP's common stock ("SGRP Shares"), which is more than the 25% required to request such a special meeting. In addition to being a significant stockholder of SGRP, Mr. Brown was Chairman and an officer and director of SGRP through May 3, 2018 (when he retired). Removal of Mr. Drogue and Mr. McCarthey is far from certain as more than 50% (or 10,423,730.5) of the SGRP Shares must be present at such 2019 special meeting (in person or by proxy) and vote in favor of removal to remove such a director. If they are both removed, only 2 out of then 5 Board directors will be independent.

For details respecting that request and relevant background, please see SGRP's Current Report on Form 8-K as filed with the SEC on August 23, 2019.

Forward Looking Statements

This Current Report on Form 8-K and the attached Exhibit (this "Current Report"), contain "forward-looking statements" within the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, made by, or respecting, SGRP and its subsidiaries (together with SGRP, the "SPAR Group" or the "Company"), and this Current Report has been filed by SGRP with the Securities and Exchange Commission (the "SEC"). There also are "forward-looking statements" contained in SGRP's Annual Report on Form 10-K filed with the SEC on April 15, 2019, for its fiscal year ended December 31, 2018, as amended by the Form 10-K/A filed by SGRP on April 24, 2019 (together, the "Annual Report"), in SGRP's definitive Proxy Statement and the supplemental materials respecting its Annual Meeting of Stockholders held on May 15, 2019 (as filed, the "Proxy Statement"), which SGRP filed with the SEC on April 29 and May 3, 2019, respectively, and SGRP's Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other reports and statements as and when filed with the SEC (including this Current Report, the Annual Report and the Proxy Statement, each a "SEC Report"). "Forward-looking statements" are defined in Section 27A of the Securities Act of 1933, as amended (the "Securities Act"), and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and other applicable federal and state securities laws, rules and regulations, as amended (together with the Securities Act and Exchange Act, the "Securities Laws").

All statements (other than those that are purely historical) are forward-looking statements. Words such as "may," "will," "expect," "intend", "believe", "estimate", "anticipate," "continue," "plan," "project," or the negative of these terms or other similar expressions also identify forward-looking statements. Forward-looking statements made by the Company in this Current Report or the SEC Reports may include (without limitation) statements regarding: risks, uncertainties, cautions, circumstances and other factors ("Risks"); and plans, intentions, expectations, guidance or other information respecting the potential negative effects of the Company's inability to comply with Nasdaq's Board Bid Price Rue or Independence Rule in the future, or the pursuit or achievement of the Company's five corporate objectives (growth, customer value, employee development, greater productivity & efficiency, and increased earnings per share), building upon the Company's strong foundation, leveraging compatible global opportunities, growing the Company's client base and contracts, continuing to strengthen its balance sheet, growing revenues and improving profitability through organic growth, new business development and strategic acquisitions, and continuing to control costs. The Company's forward-looking statements also include (without limitation) those made in the Annual Report in "Business", "Risk Factors", "Legal Proceedings", "Management's Discussion and Analysis of Financial Condition and Results of Operations", "Directors, Executive Officers and Corporate Governance", "Executive Compensation", "Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters", and "Certain Relationships and Related Transactions, and Director Independence".

You should carefully review and consider the Company's forward-looking statements (including all risk factors and other cautions and uncertainties) and other information made, contained or noted in or incorporated by reference into this Current Report, the Annual Report, the Proxy Statement and the other applicable SEC Reports, but you should not place undue reliance on any of them. The results, actions, levels of activity, performance, achievements or condition of the Company (including its affiliates, assets, business, clients, capital, cash flow, credit, expenses, financial condition, income, liabilities, liquidity, locations, marketing, operations, performance, prospects, sales, strategies, taxation or other achievement, results, risks, trends or condition) and other events and circumstances planned, intended, anticipated, estimated or otherwise expected by the Company (collectively, "Expectations"), and our forward-looking statements (including all Risks) and other information reflect the Company's current views about future events and circumstances. Although the Company believes those Expectations and views are reasonable, the results, actions, levels of activity, performance, achievements or condition of the Company or other events and circumstances may differ materially from our Expectations and views, and they cannot be assured or guaranteed by the Company, since they are subject to Risks and other assumptions, changes in circumstances and unpredictable events (many of which are beyond the Company's control). In addition, new Risks arise from time to time, and it is impossible for the Company to predict these matters or how they may arise or affect the Company. Accordingly, the Company cannot assure you that its Expectations will be achieved in whole or in part, that it has identified all potential Risks, or that it can successfully avoid or mitigate such Risks in whole or in part, any of which could be significant and materially adverse to the Company and the value of your investment in the Company's Common Stock.

These forward-looking statements reflect the Company's Expectations, views, Risks and assumptions only as of the date of this Current Report, and the Company does not intend, assume any obligation, or promise to publicly update or revise any forward-looking statements (including any Risks or Expectations) or other information (in whole or in part), whether as a result of new information, new or worsening Risks or uncertainties, changed circumstances, future events, recognition, or otherwise.

Item 9.01.          Financial Statements and Exhibits.

(d)     Exhibits:

99.1.	None.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SPAR Group, Inc.
Date: September 7, 2019
	By:	/s/ James R. Segreto
James R. Segreto, Chief Financial Officer